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                                                                      Exhibit 19

                                POWER OF ATTORNEY
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         KNOW ALL MEN BY THESE PRESENTS, that each of the persons whose name appears below hereby nominates, constitutes and appoints Irimga McKay, Gregory Maddox and Eileen Walther (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, for him or her and on his or her behalf and in his or her place and stead in any and all capacities, to make, execute and sign all amendments and supplements to the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Pacific Capital Funds (the "Fund"), and to file the same with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of common stock of the Fund, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys and each of them, full power and authority to perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as each of the undersigned officers or Trustees himself or herself might or could do.

         IN WITNESS WHEREOF, the undersigned officers and Trustees have hereunto set their hands this 27th day of September, 1996.

/s/ Douglas Philpotts                        /s/ Russell K. Okata
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Douglas Philpotts                            Russell K. Okata
Trustee                                      Trustee

/s/ Richard W. Gushman, II                   /s/ Deborah G. Patterson
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Richard W. Gushman, II                       Deborah G. Patterson
Trustee                                      Trustee and Chairman

/s/ Stanley W. Hong                          /s/ Oswald K. Stender
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Stanley W. Hong                              Oswald K. Stender
Trustee                                      Trustee

/s/ Irimga McKay                             /s/ Craig Warren
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Irimga McKay                                 Craig Warren
Trustee and President                        Treasurer